Exhibit 10.3

Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT dated as of March 27, 2014 (this “Amendment”), to the Second Amended and Restated Credit and Guaranty Agreement dated as of September 5, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among FAIRMOUNT MINERALS, LTD., a Delaware corporation (the “U.S. Borrower” or the “Borrower Representative”), FAIRMOUNT MINERALS HOLDINGS, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES OF THE U.S. BORROWER, as Guarantors, LAKE SHORE SAND COMPANY (Ontario) LTD., an entity organized under the laws of the province of Ontario, Canada, as Canadian Borrower (the “Canadian Borrower”, and, together with the U.S. Borrower, the “Borrowers”), the Lenders party thereto from time to time, BARCLAYS BANK PLC (“Barclays”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), BARCLAYS BANK PLC, as the Revolving Administrative Agent (in such capacity, the “Revolving Administrative Agent”) and the other agents referred to therein. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

A. WHEREAS, pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers;

B. WHEREAS, on the Amendment Effective Date (as defined herein), the U.S. Borrower shall (a) (i) borrow new term loans in an aggregate principal amount of $324,187,500.00 having the terms set forth for Tranche B-1 Term Loans (under and as defined in the Amended Credit Agreement (as defined herein)) (such new term loans, the “New Tranche B-1 Term Loans”) and (ii) borrow new term loans in an aggregate principal amount of $923,787,500.00 having the terms set forth for Tranche B-2 Term Loans (under and as defined in the Amended Credit Agreement) (such new term loans, the “New Tranche B-2 Term Loans”) and (b) use the proceeds of (i) the New Tranche B-1 Term Loans and (ii) the New Tranche B-2 Term Loans to repay in full all Term Loans existing under the Credit Agreement immediately prior to the effectiveness of this Amendment (the holders of such existing Term Loans, the “Existing Term Lenders”). The transaction described in this paragraph is referred to herein as the “Refinancing”.

C. WHEREAS, the Borrowers shall pay to each Existing Term Lender on the Amendment Effective Date all outstanding principal and all accrued and unpaid interest on its Term Loans to, but not including, the Amendment Effective Date on such date of effectiveness;

D. WHEREAS, Section 10.5(d) of the Credit Agreement provides that the Credit Agreement may be amended with the written consent of the Borrower Representative, the Administrative Agent and the Lender providing Replacement Term Loans (as defined therein) (and no other Lender);

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment of Credit Agreement.

(a) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (i) in its entirety and replacing it with the following: “(a) Tranche B-1 Term Loans or Tranche B-2 Term Loans that are Eurodollar Rate Loans, 3.50% per annum and (b) Tranche B-1 Term Loans or Tranche B-2 Term Loans that are Base Rate Loans, 2.50% per annum”.

(b) Section 1.01 of the Credit Agreement is hereby amended to add the following definition in appropriate alphabetical order:

“First Amendment Effective Date” shall mean the date that the First Amendment to the Second Amended and Restated Credit and Guaranty Agreement became effective pursuant to its terms, which date was March 27, 2014.”

(c) Section 2.13(e) is hereby amended and restated as follows:

“(e) Tranche B-2 Term Loan Call Protection. In the event (i) all or any portion of the Tranche B-2 Term Loan is repriced, effectively refinanced through any amendment of the Tranche B-2 Term Loans or refinanced with the proceeds of other secured Indebtedness or (ii) a Term Lender is replaced as a result of the mandatory assignment of its Tranche B-2 Term Loans in the circumstances described in Section 2.23 following the failure of such Term Lender to consent to an amendment of this Agreement that would have the effect of reducing the stated rate of interest with respect to the Tranche B-2 Term Loans of such Term Lender, in each case, for any reason within six months of the First Amendment Effective Date, such repricings, effective refinancings, refinancings or, solely with respect to such replaced Term Lender, mandatory assignments, will be made at 101.0% of the amount repriced, effectively refinanced, refinanced or mandatorily assigned.”

SECTION 2. Loans. Each Lender set forth on Schedule A hereto agrees (such Lender in such capacity, an “Additional Lender”), severally and not jointly, to make, on the Amendment Effective Date, a New Tranche B-1 Term Loan or a New Tranche B-2 Term Loan, as applicable, to the Borrowers in accordance with the borrowing mechanics set forth in Section 2.01(b) of the Credit Agreement in the amount set forth as its New Tranche B-1 Term Loan Commitment (the “New Tranche B-1 Term Loan Commitment”) or New Tranche B-2 Term Loan Commitment (the “New Tranche B-2 Term Loan Commitment”), as applicable, set forth opposite its name under the heading “New Tranche B-1 Term Loan Commitments” or “New Tranche B-2 Term Loan Commitments”, as applicable, on Schedule A to this Amendment. The U.S. Borrower may only make one borrowing of each of the New Tranche B-1 Term Loan Commitment and New Tranche B-2 Term Loan Commitment and, once repaid, the New Tranche B-1 Term Loans and New Tranche B-2 Term Loan may not be reborrowed. The proceeds of the New Tranche B-1 Term Loan and New Tranche B-2 Term Loan are to be used by the Borrowers solely for the purposes set forth in Recital B of this Amendment. Subject to Sections 2.13(a) and 2.14 of the

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Credit Agreement, all amounts owed with respect to the New Tranche B-1 Term Loans shall be paid in full no later than the Tranche B-1 Term Loan Maturity Date and all amounts owed with respect to the New Tranche B-2 Term Loan shall be paid in full no later than the Tranche B-2 Term Loan Maturity Date. Each Lender’s New Tranche B-1 Term Loan Commitment and/or New Tranche B-2 Term Loan Commitment, as applicable, shall terminate immediately and without further action on the Amendment Effective Date after giving effect to the funding of such New Tranche B-1 Term Loan Commitment and New Tranche B-2 Term Loan Commitment on such date. For the avoidance of doubt, from and after the Amendment Effective Date, (a) references in the Credit Agreement to the “Tranche B-1 Term Loans” shall include the New Tranche B-1 Term Loans made by the Existing Term Lenders to the Borrowers on the Amendment Effective Date and shall exclude the Tranche B-1 Term Loans (as defined in the Credit Agreement) made by the Existing Term Lenders (as defined in the Credit Agreement) on the Closing Date (which Tranche B-1 Term Loans shall be repaid in full on the Amendment Effective Date) and (b) references in the Credit Agreement to the “Tranche B-2 Term Loans” shall include the New Tranche B-2 Term Loans made by the Existing Term Lenders to the Borrowers on the Amendment Effective Date and shall exclude the Tranche B-2 Term Loans (as defined in the Credit Agreement) made by the Existing Term Lenders (as defined in the Credit Agreement) on the Closing Date (which Tranche B-2 Term Loans shall be repaid in full on the Amendment Effective Date).

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Loan Parties represents and warrants to each of the Lenders (including Lenders making the New Tranche B-1 Term Loans and the New Tranche B-2 Term Loans) that, as of the date hereof:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b) each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each Loan Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party;

(c) this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and thereto and this Amendment is the legally valid and binding obligation of such Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(d) no Default or Event of Default has occurred and is continuing.

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SECTION 4. Reaffirmations

(a) Each Loan Party, subject to the terms and limits contained in the Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Credit Agreement. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment or the incurrence of the New Tranche B-1 Term Loans and the New Tranche B-2 Term Loans.

(b) Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement), subject to the terms contained in the applicable Loan Documents, (iii) confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party, and (iv) acknowledges that the Lenders providing New Tranche B-1 Term Loans and New Tranche B-2 Term Loans on the date hereof are “Lenders” and “Secured Parties” for all purposes under the Loan Documents.

SECTION 5. Amendment Agreement Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”):

(a) The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Loan Party, each dated as of the Amendment Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) executed counterparts of this Amendment from the Administrative Agent, each Loan Party and Additional Lenders providing New Tranche B-1 Term Loan Commitments and New Tranche B-2 Term Loan Commitments sufficient to refinance in full the Term Loans; and

(ii) a Note executed by the U.S. Borrower in favor of each Lender who shall have requested a Note not less than three Business Days prior to the Amendment Effective Date.

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(b) The Administrative Agent shall have received (1) copies of the Organizational Documents of each Loan Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Amendment Effective Date or a recent date prior thereto; (2) signature and incumbency certificates of each such Person of each Loan Party executing the Loan Documents to which it is a party; (3) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, the Amended Credit Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Amendment Effective Date, certified as of the Amendment Effective Date by its secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment; and (4) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Amendment Effective Date (except with respect to any jurisdiction where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect); provided that, in lieu of delivery of each of the documents set forth in clauses (1) and (2) above, each applicable Loan Party may deliver a certificate executed by an Authorized Officer of such Loan Party certifying that there have been no material amendments to those documents previously delivered to the Administrative Agent on the Amendment Effective Date pursuant to Section 3.01(b)(1) and 3.01(b)(2) of the Credit Agreement; provided, further, that any change to any incumbency certificate previously delivered to the Administrative Agent on the Amendment Effective Date shall be deemed material.

(c) The Agents and the Lenders and their respective counsel shall have received executed copies of the favorable written opinions of Kaye Scholer LLP, Calfee, Halter & Griswold LLP, Varnum, as special Michigan counsel to the Loan Parties, DLA Piper LLP (U.S.), as special Texas counsel for the Loan Parties and Gray Plant Mooty, as special Minnesota counsel for the Loan Parties, each dated as of the Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent (and each Loan Party hereby instructs such counsel to deliver such opinions to the Agents and the Lenders).

(d) The U.S. Borrower shall have delivered to the Administrative Agent a fully executed Borrowing Notice no later than one (1) Business Day prior to the Amendment Effective Date. Promptly upon receipt by the Administrative Agent of such Borrowing Notice, the Administrative Agent shall notify each Additional Lender of the proposed borrowing.

(e) On the Amendment Effective Date, (i) after giving effect to the consummation of the Refinancing and any rights of contribution, Holdings and its Subsidiaries, on a consolidated basis, is and shall be Solvent, and (ii) the Administrative Agent shall have received a fully executed Solvency Certificate.

(f) No Default or Event of Default shall exist, or would result from the execution and delivery of this Amendment, from the Refinancing and the related Credit Extensions.

(g) The representations and warranties of the Loan Parties made pursuant to Section 3 of this Amendment shall be true and correct as of the Amendment Effective Date.

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(h) The Borrower Representative shall have delivered to the Administrative Agent an executed Amendment Effective Date Certificate which shall include certifications to the effect that each of the conditions precedent described in this Section shall have been satisfied on the such date (except that no opinion need be expressed as to Administrative Agent’s satisfaction with any document, instrument or other matter).

(i) The Borrowers shall have paid to the Administrative Agent for its own account or for the account of the Lenders, as applicable, all fees and expenses required to be paid in connection herewith (including expenses to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date).

(j) The Administrative Agent shall have received a prepayment notice issued by the Borrower Representative in accordance with Section 2.13(a) of the Credit Agreement indicating (i) the anticipated date of such prepayments, and (ii) the Borrower’s intention to repay in full of the Term Loans on the terms set forth in this Amendment.

(k) The U.S. Borrower shall have paid to the Administrative Agent on the Amendment Effective Date, for the account of the Existing Term Lenders, all outstanding principal amounts under, and all accrued and unpaid interest on, the Term Loans of each Existing Term Lender to, but not including the date of such prepayment.

SECTION 6. Effect of Amendment. (a) On and after the Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”). Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, as used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean the Amended Credit Agreement.

(b) The U.S. Borrower agrees that each Consent and Cashless Roll Election (each, a “Consent”) executed by a Lender shall satisfy any requirement under Section 10.06 of the Credit Agreement to effectuate an Amendment Agreement (as defined in the Credit Agreement) in connection with the transactions contemplated by this Amendment and each Consent. On and after the Amendment Effective Date, each Consent shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

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SECTION 8. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Submission to Jurisdiction. Section 10.15 of the Credit Agreement is hereby incorporated by reference.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FAIRMOUNT MINERALS, LTD.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

LAKE SHORE SAND COMPANY (ONTARIO) LTD.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

[Fairmount Minerals First Amendment Signature Page]

FAIRMOUNT MINERALS HOLDINGS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

BEST SAND CORPORATION

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

BEST SAND OF PENNSYLVANIA, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

CHEYENNE SAND CORP.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

CONSTRUCTION AGGREGATES CORPORATION OF MICHIGAN, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

FAIRMOUNT WATER SOLUTIONS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

[Fairmount Minerals First Amendment Signature Page]

MINERAL VISIONS INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

SPECIALTY SANDS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

STANDARD SAND CORPORATION

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

TECHNIMAT LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

TECHNISAND, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

WEDRON SILICA COMPANY

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

[Fairmount Minerals First Amendment Signature Page]

WEXFORD SAND CO.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

WISCONSIN INDUSTRIAL SAND COMPANY, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

WISCONSIN SPECIALTY SANDS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

ALPHA RESINS, LLC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

BLACK LAB LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

FAIRMOUNT MINERALS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

[Fairmount Minerals First Amendment Signature Page]

SELF-SUSPENDING PROPPANT LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

SHAKOPEE SAND LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

FML ALABAMA RESIN, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

FML SAND, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

FML RESIN, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

FML TERMINAL LOGISTICS LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel Title: Chief Financial Officer

[Fairmount Minerals First Amendment Signature Page]

BARCLAYS BANK PLC, as Administrative Agent and Lender

By:	/s/ Paul Cugno
Name: Paul Cugno Title: Managing Director

[Fairmount Minerals First Amendment Signature Page]

ANNEX A

New Tranche B-1 Term Loan Commitments

New Tranche B-1 Term Loan Lender	Commitment
Barclays Bank PLC	$324,187,500.00
Total: $324,187,500.00

New Tranche B-2 Term Loan Commitments

New Tranche B-2 Term Loan Lender	Commitment
Barclays Bank PLC	$923,787,500.00
Total: $923,787,500.00